Accounts Receivable, Net	12 Months Ended
Dec. 29, 2012
Accounts Receivable, Net

3. ACCOUNTS RECEIVABLE, NET

Accounts receivable, net of allowance for doubtful accounts, consist of the following (dollars in thousands):

	December 29, 2012	December 31, 2011
Vendor receivables	$30,305	$28,034
Credit and debit card receivables	8,685	10,692
Pharmacy receivables	7,509	8,364
Other receivables	7,390	9,751
Allowance for doubtful accounts	(414)	(854)

Total accounts receivable, net	$53,475	$55,987